Exhibit 99.4

UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL STATEMENTS

On December 12, 2025, Avalon GloboCare Corp. acquired RPM Interactive, Inc., a Nevada corporation, in accordance with the terms of the Agreement and Plan of Merger, dated December 12, 2025 (“Merger Agreement”), by and among Avalon GloboCare Corp., Avalon Quantum AI, LLC, a Nevada limited liability company and a wholly owned subsidiary of Avalon GloboCare Corp. (“Merger Sub”), and RPM Interactive, Inc. Pursuant to the Merger Agreement, RPM Interactive, Inc. merged with and into the Merger Sub, pursuant to which the Merger Sub was the surviving entity and became a wholly owned subsidiary of Avalon GloboCare Corp. (“Merger”). Avalon GloboCare Corp. will acquire all of the issued and outstanding securities of RPM Interactive, Inc. in consideration of 19,500 shares of Avalon GloboCare Corp. Series E Non-Voting Convertible Preferred Stock. The following unaudited pro forma consolidated combined financial statements present the historical consolidated financial statements of Avalon GloboCare Corp. and Subsidiaries (“Avalon”) and the historical consolidated financial statements of RPM Interactive, Inc. and Consolidated Entities (“RPM”), adjusted as if Avalon had acquired RPM.

The unaudited pro forma consolidated combined balance sheet combines the historical consolidated balance sheet of Avalon and the historical consolidated balance sheet of RPM as of September 30, 2025, giving effect to the acquisition as if they had been consummated on September 30, 2025. The unaudited pro forma consolidated combined statement of operations and comprehensive loss for the nine months ended September 30, 2025 combines the historical consolidated statement of operations and comprehensive loss of Avalon and the historical consolidated statement of operations and comprehensive loss of RPM, giving effect to the acquisition as if they had been consummated on January 1, 2024, the beginning of the earliest period presented. The unaudited pro forma consolidated combined statement of operations and comprehensive loss for the year ended December 31, 2024 combines the historical consolidated statement of operations and comprehensive loss of Avalon and the historical consolidated statement of operations and comprehensive loss of RPM, giving effect to the acquisition as if they had been consummated on January 1, 2024, the beginning of the earliest period presented. The historical consolidated financial statements have been adjusted in the unaudited pro forma consolidated combined financial statements to give pro forma effect to events that are: (1) directly attributable to the acquisition; (2) factually supportable; and (3) with respect to the statement of operations, expected to have a continuing impact on Avalon’s results following the completion of the acquisition.

The unaudited pro forma consolidated combined financial statements have been developed from and should be read in conjunction with:

●	The accompanying notes to the unaudited pro forma consolidated combined financial statements;

●	The historical consolidated financial statements and related notes of Avalon as of September 30, 2025, for the nine months ended September 30, 2025 and for the year ended December 31, 2024, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Avalon’s Quarterly Report on Form 10Q for the quarterly period ended September 30, 2025 and Annual Report on Form 10-K for the year ended December 31, 2024, which were filed with the Securities and Exchange Commission; and

●	The historical consolidated financial statements of RPM as of September 30, 2025 and for the nine months ended September 30, 2025 and for the year ended December 31, 2024, which are contained elsewhere in this Form 8-K.

AVALON GLOBOCARE CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

As of September 30, 2025

	Historical		Pro Forma
	Avalon GloboCare	RPM Interactive, Inc. and
	Corp. and	Consolidated	Pro Forma Adjustments				Pro Forma
	Subsidiaries	Entities	Dr.		Cr.		Combined

ASSETS

CURRENT ASSETS:
Cash	$333,931	$22,587	$-		$-		$356,518
Rent receivable	87,317	-	-		-		87,317
Receivable from sale of equity method investment	1,028,500	-	-		-		1,028,500
Prepaid expenses	-	1,689	-		1,689	a	-
Prepaid expenses and other current assets	639,285	-	1,689	a	-		640,974

Total Current Assets	2,089,033	24,276	1,689		1,689		2,113,309

NON-CURRENT ASSETS:
Operating lease right-of-use assets, net	83,490	-	-		-		83,490
Property and equipment, net	6,355	-	-		-		6,355
Investment in real estate, net	6,932,074	-	-		-		6,932,074
Other non-current assets	17,503	-	152,500	b	-		170,003
Deferred offering costs	-	152,500	-		152,500	b	-
Capitalized internal-use software, net	-	1,231,626	-		-		1,231,626
Intangible assets	-	-	15,000,000	c	-		15,000,000
Goodwill	-	-	8,505,508	c	-		8,505,508

Total Non-current Assets	7,039,422	1,384,126	23,658,008		152,500		31,929,056

Total Assets	$9,128,455	$1,408,402	$23,659,697		$154,189		$34,042,365

LIABILITIES AND STOCKHOLDER’S (DEFICIT) EQUITY

CURRENT LIABILITIES:
Accrued professional fees	$1,320,286	$-	$-		$1,000,000	e	$2,320,286
Accrued research and development fees	153,772	-	-		-		153,772
Accrued payroll liability and compensation	827,524	-	-		-		827,524
Accrued litigation settlement	363,450	-	-		-		363,450
Accrued liabilities and other payables	201,067	-	-		149,622	f	350,689
Accrued liabilities and other payables - related parties	100,000	-	-		-		100,000
Operating lease obligation, current portion	71,691	-	-		-		71,691
Advance from pending sale of noncontrolling interest - related party	3,158,078	-	-		-		3,158,078
Derivative liability	100,423	-	-		-		100,423
Stock subscription liability	150,000	-	-		-		150,000
Note payable, net	5,797,466	-	-		-		5,797,466
Convertible note payable, net	1,359,918	-	-		-		1,359,918
Notes payable	-	40,000	-		-		40,000
Accounts payable and accrued expenses	-	149,622	149,622	f	-		-
Due to related party - parent	-	5,224,288	-		-		5,224,288

Total Current Liabilities	13,603,675	5,413,910	149,622		1,149,622		20,017,585

NON-CURRENT LIABILITIES:
Operating lease obligation, noncurrent portion	17,799	-	-		-		17,799

Total Non-current Liabilities	17,799	-	-		-		17,799

Total Liabilities	13,621,474	5,413,910	149,622		1,149,622		20,035,384

STOCKHOLDERS’ (DEFICIT) EQUITY:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized;
Series C Convertible Preferred Stock, 3,800 shares issued and outstanding	3,790,000	-	-		-		3,790,000
Series D Convertible Preferred Stock, 5,000 shares issued and outstanding	8,837,527	-	-		-		8,837,527

Series E Non-Voting Convertible Preferred Stock, 19,500 pro forma shares issued and outstanding	-	-	-		19,500,000	c	19,500,000
Common stock, $0.0001 par value; 100,000,000 shares authorized; 4,100,576 shares issued and 4,097,109 shares outstanding	410	-	-		-		410
Preferred stock ($0.0001 par value; 20,000,000 shares authorized, no shares issued and outstanding)	-	-	-		-		-
Common stock ($0.0001 par value; 180,000,000 shares authorized; 36,747,326 shares issued and outstanding)	-	3,675	3,675	d	-		-
Additional paid-in capital	87,494,414	2,543,023	2,543,023	d	-		87,494,414
Less: common stock held in treasury, at cost; 3,467 shares	(522,500)	-	-		-		(522,500)
Accumulated deficit	(103,868,102)	(6,552,206)	1,000,000	e	6,552,206	d	(104,868,102)
Statutory reserve	6,578	-	-		-		6,578
Accumulated other comprehensive loss	(231,346)	-	-		-		(231,346)

Total Stockholders’ (Deficit) Equity	(4,493,019)	(4,005,508)	3,546,698		26,052,206		14,006,981

Total Liabilities and Stockholders’ (Deficit) Equity	$9,128,455	$1,408,402	$3,696,320		$27,201,828		$34,042,365

AVALON GLOBOCARE CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

Nine Months Ended September 30, 2025

	Historical		Pro Forma
	Avalon GloboCare	RPM Interactive, Inc. and
	Corp. and	Consolidated	Pro Forma Adjustments				Pro Forma
	Subsidiaries	Entities	Dr.		Cr.		Combined

REAL PROPERTY RENTAL REVENUE	$1,050,305	$-	$-		$-		$1,050,305

REAL PROPERTY OPERATING EXPENSES	765,833	-	-		-		765,833

REAL PROPERTY OPERATING INCOME	284,472	-	-		-		284,472

INCOME FROM EQUITY METHOD INVESTMENT - LAB SERVICES MSO	392,677	-	-		-		392,677

OPERATING EXPENSES:
Compensation and related expenses	-	82,508	-		82,508	a	-
Marketing and advertising expenses	-	21,093	-		21,093	a	-
Professional and consulting expenses	-	262,022	-		262,022	a	-
Research and development expense	-	11,000	-		11,000	a	-
General and administrative expenses	-	107,912	-		107,912	a	-

Total operating expenses	-	484,535	-		484,535		-

OTHER OPERATING EXPENSES:
Advertising and marketing expenses	642,723	-	21,093	a	-		663,816
Professional fees	4,416,074	-	262,022	a	-		4,678,096
Compensation and related benefits	894,831	-	82,508	a	-		977,339
Research and development expense	-	-	11,000	a	-		11,000
Amortization	-	-	562,500	c	-		562,500
Other general and administrative expenses	494,476	-	107,912	a	-		602,388

Total Other Operating Expenses	6,448,104	-	1,047,035		-		7,495,139

LOSS FROM OPERATIONS	(5,770,955)	(484,535)	(1,047,035)		(484,535)		(6,817,990)

OTHER (EXPENSE) INCOME
Interest expense - amortization of debt discount and debt issuance costs	(1,155,310)	-	-		-		(1,155,310)
Interest expense - other	(729,780)	-	(92)	b	-		(729,872)
Change in fair value of derivative liability	471,946	-	-		-		471,946
Loss on extinguishment of debt	(9,076,587)	-	-		-		(9,076,587)
Other income	65,709	-	-		-		65,709
Interest expense, net	-	(92)	-		(92)	b	-

Total Other Expense, net	(10,424,022)	(92)	(92)		(92)		(10,424,114)

LOSS BEFORE INCOME TAXES	(16,194,977)	(484,627)	(1,047,127)		(484,627)		(17,242,104)

INCOME TAXES	-	-	-		-		-

NET LOSS	$(16,194,977)	$(484,627)	$(1,047,127)		$(484,627)		$(17,242,104)

DEEMED CONTRIBUTION ON EXCHANGE OF EQUITY INSTRUMENTS	162,473	-	-		-		162,473

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(16,032,504)	$(484,627)	$(1,047,127)		$(484,627)		$(17,079,631)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(6.10)						$(6.50)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	2,627,708						2,627,708

COMPREHENSIVE LOSS:
NET LOSS	$(16,194,977)	$(484,627)	$(1,047,127)		$(484,627)		$(17,242,104)
OTHER COMPREHENSIVE INCOME
Unrealized foreign currency translation gain	654	-	-		-		654
COMPREHENSIVE LOSS	$(16,194,323)	$(484,627)	$(1,047,127)		$(484,627)		$(17,241,450)

AVALON GLOBOCARE CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

Year Ended December 31, 2024

	Historical		Pro Forma
	Avalon	RPM
	GloboCare	Interactive, Inc. and	Pro Forma Adjustments
	Corp. and Subsidiaries	Consolidated Entities	Dr.		Cr.		Pro Forma Combined

REAL PROPERTY RENTAL REVENUE	$1,333,403	$-	$-		$-		$1,333,403

REAL PROPERTY OPERATING EXPENSES	1,065,574	-	-		-		1,065,574

REAL PROPERTY OPERATING INCOME	267,829	-	-		-		267,829

LOSS FROM EQUITY METHOD INVESTMENT - LAB SERVICES MSO	(846,588)	-	-		-		(846,588)

OPERATING EXPENSES:
Compensation and related expenses	-	525,516	-		525,516	a	-
Marketing and advertising expenses	-	44,493	-		44,493	a	-
Professional and consulting expenses	-	449,631	-		449,631	a	-
Research and development expense	-	691,001	-		691,001	a	-
General and administrative expenses	-	353,095	-		353,095	a	-

Total operating expenses	-	2,063,736	-		2,063,736		-

OTHER OPERATING EXPENSES:
Advertising and marketing expenses	237,671	-	44,493	a	-		282,164
Professional fees	1,822,105	-	449,631	a	-		2,271,736
Compensation and related benefits	1,431,328	-	525,516	a	-		1,956,844
Research and development expense	-	-	691,001	a	-		691,001
Amortization	-	-	750,000	c	-		750,000
Other general and administrative expenses	857,869	-	353,095	a	-		1,210,964

Total Other Operating Expenses	4,348,973	-	2,813,736		-		7,162,709

LOSS FROM OPERATIONS	(4,927,732)	(2,063,736)	(2,813,736)		(2,063,736)		(7,741,468)

OTHER (EXPENSE) INCOME
Interest expense - amortization of debt discount and debt issuance costs	(1,411,042)	-	-		-		(1,411,042)
Interest expense - other	(983,486)	-	-		-		(983,486)
Interest expense - related party	(42,445)	-	-		-		(42,445)
Debt modification charge	(838,794)	-	-		-		(838,794)
Change in fair value of derivative liability	374,365	-	-		-		374,365
Other expense	(74,260)	-	109	b	12,965	b	(87,116)
Interest income, net	-	2	-		2	b	-
Gain on deconsolidation of variable interest entities	-	107	-		107	b	-
Foreign currency loss	-	(12,965)	12,965	b	-		-

Total Other Expense, net	(2,975,662)	(12,856)	13,074		13,074		(2,988,518)

LOSS BEFORE INCOME TAXES	(7,903,394)	(2,076,592)	(2,800,662)		(2,050,662)		(10,729,986)

INCOME TAXES	-	-	-		-		-

NET LOSS	$(7,903,394)	$(2,076,592)	$(2,800,662)		$(2,050,662)		$(10,729,986)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(8.44)						$(11.46)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	936,614						936,614

COMPREHENSIVE LOSS:
NET LOSS	$(7,903,394)	$(2,076,592)	$(2,800,662)		$(2,050,662)		$(10,729,986)
OTHER COMPREHENSIVE (LOSS) INCOME
Unrealized foreign currency translation (loss) gain	(273)	12,965	-		-		12,692
COMPREHENSIVE LOSS	$(7,903,667)	$(2,063,627)	$(2,800,662)		$(2,050,662)		$(10,717,294)

[1] Basis of Pro Forma Presentation

The unaudited pro forma consolidated combined financial statements have been prepared assuming the acquisition is accounted for as a business combination using the acquisition method of accounting under Financial Accounting Standards Board (“FASB”) ASC 805, Business Combinations (“ASC 805”). For business combinations under ASC 805, acquisition-related transaction costs are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred. Acquisition-related transaction costs include advisory, legal, accounting fee and others.

The unaudited pro forma consolidated combined financial statements reflect adjustments, based on available information and certain assumptions that Avalon believes are reasonable, attributable to the following:

●	The acquisition of RPM, which will be accounted for as a business combination, with Avalon identified as the acquirer, and the issuance of 19,500 shares of Avalon’s Series E Non-Voting Convertible Preferred Stock as acquisition consideration. Avalon is considered the accounting acquirer since immediately following the closing: (i) Avalon stockholders will own the largest portion of the voting rights of the combined company; (ii) Avalon will control corporate governance of the combined company; and (iii) Avalon’s size is significantly larger than RPM’s as measured in terms of assets and revenue;

●	Adjustments to conform the classification of certain assets and liabilities in RPM’s historical consolidated balance sheet to Avalon’s classification for similar assets and liabilities;

●	Adjustments to conform the classification of expenses in RPM’s historical consolidated statement of operations and comprehensive loss to Avalon’s classification for similar expenses; and

●	The incurrence of acquisition-related expenses.

The pro forma adjustments represent management’s estimates based on information available as of the date of this filing and are subject to change as additional information becomes available and additional analyses are performed. The pro forma financial statements are provided for illustrative purposes only and are not intended to represent what Avalon’s financial position or results of operations would have been had the acquisition actually been consummated on the assumed dates nor do they purport to project the future operating results or financial position of Avalon following the acquisition. The pro forma financial statements do not reflect future events that may occur after the acquisition, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, cost savings, or economies of scale that Avalon may achieve with respect to the combined operations. Specifically, the pro forma statements of operations do not include the synergies expected to be achieved as a result of the acquisition and any associated costs that may be incurred to achieve the identified synergies. Additionally, Avalon cannot assure that additional charges will not be incurred in excess of those included in the pro forma additional legal, accounting, and advisory fees of $1,000,000 related to the acquisition, Avalon’s efforts to achieve operational synergies, or that management will be successful in its efforts to integrate the operations. The pro forma statement of operations also excludes the effects of costs associated with any restructuring and integration activities that may result from the acquisition. Further, the pro forma financial statements do not reflect the effect of any regulatory actions that may impact the results of Avalon following the acquisition.

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated combined financial statements. In Avalon’s opinion, all adjustments that are necessary to present fairly the pro forma information have been made. The historical financial statements have been adjusted in the unaudited pro forma consolidated combined financial statements to give effect to the acquisition. These adjustments are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma consolidated combined statements of operations, expected to have a continuing impact on Avalon following the acquisition.

[2] Pro Forma Adjustments and Assumptions

Pro Forma Adjustments to the Consolidated Balance Sheet at September 30, 2025:

a.	Represents the reclassification of prepaid expenses into prepaid expenses and other current assets.

b.	Represents the reclassification of deferred offering costs into other non-current assets.

c.	Reflects the consideration of $19,500,000 pursuant to the issuance of 19,500 shares of Avalon’s Series E Non-Voting Convertible Preferred Stock, stated value $1,000, which approximated the fair market value, for acquisition of RPM and adjustments to state RPM’s assets acquired and liabilities assumed at fair value. The initial estimate of the consideration of $19,500,000 is subject to change upon the final valuation which is to be done at the time of closing. Such change could have a material impact on the Company’s financial statements. A summary of the consideration paid and the preliminary fair value of the assets acquired and liabilities assumed is as follows:

Preliminary consideration:
Avalon’s Series E Non-Voting Convertible Preferred Stock issued to RPM’s shareholders	19,500
Stated value of each share of Series E Non-Voting Convertible Preferred Stock	$1,000
Total consideration	$19,500,000

Preliminary fair value of assets acquired:
Current assets
Cash	$22,587
Prepaid expenses	1,689
Non-current assets
Deferred offering costs	152,500
Capitalized internal-use software, net	1,231,626
Intangible assets	15,000,000
Goodwill from the merger	8,505,508
Total preliminary fair value of assets acquired	$24,913,910
Preliminary fair value of liabilities assumed:
Current liabilities
Notes payable	$(40,000)
Accounts payable and accrued expenses	(149,622)
Due to related party - parent	(5,224,288)
Total preliminary fair value of liabilities assumed	$(5,413,910)
Net Assets acquired and liabilities assumed	$19,500,000

The acquisition consideration is allocated to the acquired assets and assumed liabilities based on their estimated fair values, and any excess is initially allocated to identifiable intangible assets and goodwill. The purchase price exceeded the fair value of net assets acquired by $23,505,508. The Company allocated the $15,000,000 excess to intangible assets, which will be amortized over 20 years, and the $8,505,508 excess to goodwill. The identifiable intangible assets are mainly comprised of utility patent. The final determination of fair value of intangible assets, as well as estimated useful lives, remains subject to change. The finalization may have a material impact on the valuation of intangible assets and the purchase price allocation, which is expected to be finalized subsequent to the acquisition. No amortization or impairment of goodwill was considered in the unaudited pro forma consolidated combined financial information.

d.	Represents the elimination of RPM’s historical equity balances.

e.	Represents the accrual of $1,000,000 in estimated legal, accounting, and advisory fees that are payable as a result of the acquisition of RPM, which were not reflected in either Avalon’s or RPM’s historical financial statements.

f.	Represents the reclassification of accounts payable and accrued expenses into accrued liabilities and other payables.

Pro Forma Adjustments to the Consolidated Statement of Operations and Comprehensive Loss for the Nine Months Ended September 30, 2025:

a.	Represents a reclassification of operating expenses: compensation and related expenses, marketing and advertising expenses, professional and consulting expenses, research and development expense, and general and administrative expenses into other operating expenses: compensation and related benefits, advertising and marketing expenses, professional fees, research and development expense, and other general and administrative expenses, respectively.

b.	Represents a reclassification of interest expense, net, into interest expense - other.

c.	Represents amortization of intangible assets acquired from this acquisition.

Pro Forma Adjustments to the Consolidated Statement of Operations and Comprehensive Loss for the Year Ended December 31, 2024:

a.	Represents a reclassification of operating expenses: compensation and related expenses, marketing and advertising expenses, professional and consulting expenses, research and development expense, and general and administrative expenses into other operating expenses: compensation and related benefits, advertising and marketing expenses, professional fees, research and development expense, and other general and administrative expenses, respectively.

b.	Represents a reclassification of interest income, net, gain on deconsolidation of variable interest entities, and foreign currency loss into other expense.

c.	Represents amortization of intangible assets acquired from this acquisition.

[3] Unaudited Pro Forma Adjustment Reflects the Following Two Transactions:

Transaction 1:

Intangible assets	15,000,000
Goodwill from the merger	8,505,508
Common stock	3,675
Additional paid-in capital	2,543,023
Accumulated deficit		6,552,206
Series E Non-Voting Convertible Preferred Stock		19,500,000

The transaction reflects (i) the elimination of RPM’s historical equity balances; (ii) the issuance of 19,500 shares of Avalon Series E Non-Voting Convertible Preferred Stock, stated value $1000, which approximated the fair market value, as consideration for acquisition of RPM; and (iii) acquisition consideration exceeded the fair value of net assets acquired by $23,505,508, which the Company allocated $15,000,000 to intangible assets mainly consisting of utility patent, and allocated $8,505,508 to goodwill.

Transaction 2:

Accumulated deficit	1,000,000
Accrued professional fees		1,000,000

To accrue $1,000,000 estimated additional legal, accounting, and advisory fees that are payable as a result of the acquisition of RPM, which were not reflected in either Avalon’s or RPM’s historical financial statements.